Exhibit 99.2

Aurora Loan Services LLC

Aurora Bank FSB

1271 Avenue of Americas

New York, New York 10012

November 30, 2010

Lehman Brothers Holdings Inc.

Lehman Brothers Bancorp Inc.

Lehman Commercial Paper Inc.

Luxembourg Residential Properties Loan Finance SARL

Lehman Brothers Special Financing Inc.

745 Special Assets LLC

Ladies and Gentlemen:

Reference is made to the Settlement Agreement among Aurora Loan Services LLC (“ALS”) and Aurora Bank FSB (“Aurora”) and you. Capitalized terms used herein and defined in the Settlement Agreement are used with the meanings provided by the Settlement Agreement except where otherwise provided below.

The Settlement Agreement provides, among other things:

(i) in section 2(a)(C) thereof, for the transfer by LBHI on the Closing Date of certain residential mortgage loans (the “Residential Mortgage Loans”) to Aurora and for LBHI to pay to Aurora in immediately available funds on the Closing Date any deficiency amount to the extent that the Final Valuation of the appraised fair market value of the Residential Mortgage Loans as of the end of the month preceding the Closing Date is less than $46 million; and

(ii) in Section 2(a)(D) thereof, for the transfer by LBHI on the Closing Date to Aurora the Sonic Note (as therein defined) at the Closing Date and for LBHI to pay to Aurora in immediately available funds on the Closing Date any deficiency amount to the extent that the Final Valuation of the appraised fair market value of the Sonic Note as of the end of the month preceding the Closing Date is less than $82 million.

In addition, section 2(a)(F) of the Settlement Agreement provides for the transfer by LBHI at the Closing of certain mortgage servicing rights (the “GSE Servicing Rights”) to ALS, provided that certain consents to such transfers have been obtained prior thereto, and, failing the receipt of such required consents, the transfer by LBHI to ALS of the rights relating to such GSE Servicing Rights contemplated by the Settlement Agreement, subject to certain conditions provided in the Settlement Agreement and the Order of the U.S. Bankruptcy Court for the Southern District of New York approving the Settlement Agreement.

We have mutually agreed that, notwithstanding the timing that is contemplated by section 2(b) of the Settlement Agreement, it was not feasible to obtain within 14 days after the entry of the Approval Order, and will not be feasible to obtain by the Closing Date, the appraised fair market value as of the month’s-end preceding the Closing Date of the Residential Mortgage Loans and, accordingly, a determination on the Closing of whether the Final Valuations thereof are less than the requisite $46 million level will not be possible. In addition, Aurora may as a condition to approval of Sonic to the transfer of the Sonic Note enter into an agreement granting Sonic the right to repurchase the Sonic Note for an agreed price within a limited time frame. Accordingly, we have agreed to modify and supplement the Settlement Agreement as follows:

•

The transfer by LBHI of the Residential Mortgage Loans to Aurora, shall take place at the Closing (as defined below), as provided by the Settlement Agreement, and a preliminary valuation determined as of September 30, 2010 (the “Preliminary Valuation Date”) of the Residential Mortgage Loans shall be provided, on the same terms as applicable to the Final Valuation thereof, but determined as of such earlier Preliminary Valuation Date.

•

To the extent that the preliminary valuation of the Residential Mortgage Loans determined as of the Preliminary Valuation Date is less than $46 million, LBHI shall pay to Aurora at the Closing in immediately available funds the deficiency between such preliminary valuation and $46 million (the amount of such deficiency paid to Aurora shall be referred to herein as the “Preliminary RML Deficiency Amount”).

•

The Parties shall cooperate, as contemplated by the Settlement Agreement, to cause the Final Valuation of the Residential Mortgage Loans, determined as of the Valuation Date, to take place as soon as practicable. For the avoidance of doubt, it is agreed that in determining the Final Valuation of the Residential Mortgage Loans those Residential Mortgage Loans which were identified to be transferred pursuant to the Settlement Agreement (and believed outstanding for transfer on the Closing Date) but were paid off prior to the Closing Date shall be excluded.

•

If the Final Valuation of the Residential Mortgage Loans determined as of the Valuation Date is both (i) less than the preliminary valuation thereof determined as of the Preliminary Valuation Date and (ii) less than $46 million, LBHI shall pay to Aurora within two business days following the Parties’ receipt of such Final Valuation thereof, in immediately available funds, an amount equal to the lesser of (x) the difference between the Final Valuation thereof and such preliminary valuation thereof determined as of the Preliminary Valuation Date and (y) the difference between the Final Valuation thereof and $46 million.

•

If (i) a Preliminary RML Deficiency Amount was paid to Aurora at Closing and (ii) the Final Valuation of the Residential Mortgage Loans determined as of the Valuation Date is greater than the preliminary valuation thereof determined as of the Preliminary Valuation Date, Aurora shall pay to LBHI within two business days following the Parties’ receipt of the Final Valuation thereof, in immediately available funds, the amount by which the Final Capped RML Valuation is greater than such preliminary valuation thereof. For purposes hereof, the term “Final Capped RML Valuation” shall mean the lesser of (x) the Final Valuation of the Residential Mortgage Loans determined as of the Valuation Date and (y) $46 million.

•

If no payment is required by LBHI or Aurora on account of the valuation of the Residential Mortgage Loans pursuant to the foregoing clauses or, if required, once it is made, no Party shall thereafter have any further liability or responsibility to any other Party in respect of the value of the Residential Mortgage Loans.

•	The transfer by LBHI of the Sonic Note to Aurora, shall take place at the Closing (as defined below), as provided by the Settlement Agreement.

•

To the extent that the valuation of the Sonic Note determined as of the Valuation Date is less than $82 million, LBHI shall pay to Aurora at the Closing in immediately available funds the deficiency between such valuation and $82 million (the amount of such deficiency paid to ALS shall be referred to herein as the “Sonic Deficiency Amount”).

•

If Sonic exercises its right to purchase the Sonic Note on or before the date set forth in the Repurchase Letter, and the purchase price exceeds the valuation of the Sonic Note as of the Valuation Date, then Aurora shall remit to LBHI the difference between (a) the lesser of (i) $82 million and (ii) the price paid by Sonic, and (b) the Final Valuation of the Sonic Note.

•

If no payment is required by LBHI or Aurora on account of the valuation of the Sonic Note pursuant to the foregoing clauses or, if required, once it is made, no Party shall thereafter have any further liability or responsibility to any other Party in respect of the value of the Sonic Note.

It is further agreed that, in order to permit the Parties a further opportunity to seek to obtain the approvals required for the transfer of the GSE Servicing Rights from LBHI to ALS contemplated by section 2(a)(F) of the Settlement Agreement, and to satisfy certain undertakings made in connection with the entry of the Approval Order, the contemplated transfer of the GSE Servicing Rights shall not take place at the Closing. Instead, LBHI shall transfer to ALS those of the GSE Servicing Rights in respect of which the consent of the Federal National Mortgage Association is required only when such consent becomes effective on December 31, 2010, or such later date as ALS shall reasonably request of LBHI. In addition, LBHI shall transfer to ALS those of the GSE Servicing Rights in respect of which the consent of any other government sponsored entity is required only upon receipt of such pertinent consent, with the transfer of the applicable GSE Servicing Rights becoming effective upon the effective date of such pertinent consent or such later date as ALS shall reasonably request of LBHI. Finally, if the pertinent consent for the transfer of any of the GSE Servicing Right is not received by February 1, 2011, then, subject to resolution to the satisfaction of ALS and LBHI of any objection to such action made by the pertinent government sponsored entity, LBHI shall transfer to ALS, upon reasonable request, all income attributable to or derived from such GSE Servicing Rights, subject to the conditions applicable to such transfer provided by section 2(e) of the Settlement Agreement. Pending the transfer of a GSE Servicing Right to ALS (or, in lieu of such transfer, the transfer all income attributable to or derived from such rights) as provided above, LBHI shall not take any action that would disrupt ALS’s existing servicing activity respecting a GSE Servicing Right or its receipt of funds in connection therewith.

It is further agreed that, notwithstanding anything to the contrary in section 9 of the Settlement Agreement, and with the recognition that the Approval Order has already been entered and become final:

•

The Settlement Agreement shall become effective on the date when Aurora notifies LBHI that the Office of Thrift Supervision (“OTS”) has issued its Approval of Transfer of Assets Application, filed on behalf of Aurora Savings Bank FSB, Wilmington, Delaware, OTS No. 06069, which date shall be the “Effective Date” for purposes of the Settlement Agreement.

•

On November 30, 2010, the Parties shall consummate in escrow the Settlement and the Intercompany Settlement as contemplated by sections 2 and 3 of the Settlement Agreement by the delivery of appropriate instruments of transfer and appropriate releases (but not the contemplated funds) (the “Closing”), subject to the terms hereof. The Closing shall take place commencing at 10:00 a.m. or as soon thereafter as practicable at the offices of counsel as shall be agreed upon by the Parties and the documents to be delivered at the Closing shall be delivered in escrow jointly to counsel for Aurora and LBHI, all substantially simultaneously with each other. All of such closing documents shall be delivered out of escrow by such counsel and become effective upon breaking of the escrow, which will take place as soon as practicable after the Closing upon (i) the delivery by the OTS and the Federal Deposit Insurance Corporation of the Operating Clearance and the Regulatory Acknowledgement, and Aurora providing notice thereof to LBHI, and (ii) the delivery by LBHI to Aurora of immediately available funds called for by sections 2 and 3 of the Settlement Agreement, including the delivery of any additional payments required based on the preliminary valuations determined as of the Preliminary Valuation Date, all as provided by the foregoing provisions of this letter agreement. The date on which such escrow is dissolved and funds and documents are delivered to the Parties shall be the “Closing Date” for purposes of the Settlement Agreement. Unless otherwise agreed by the Parties, if the conditions for the breaking of such escrow are not satisfied within five Business Days after the Closing, the escrowed documents will be returned to the Parties who originated them and the Closing will have no effect and the Settlement Agreement will be considered to have terminated with no liability of any Party thereunder.

Except as modified by the foregoing, the Settlement Agreement shall remain in effect and is hereby confirmed.

Each Party shall use its commercially reasonable efforts to execute and deliver such instruments, certifications, reports and other documents, and to take such other actions, as may be reasonably requested by the other Party in order to perfect or confirm or give effect to the transactions contemplated by this letter agreement.

This letter agreement shall remain in full force and effect against any successors in interest to the parties and shall inure to the benefit of their respective successors and assigns. This letter agreement is not intended to, and nothing in this letter agreement shall create or be deemed to create, any third party beneficiary rights in any person or entity.

To the extent that Federal law does not control, this letter agreement shall be governed, construed and controlled by the laws of the State of New York without reference to conflicts of laws principles thereof that would otherwise result in the application of the laws of another jurisdiction. Each Party, without limiting any Party’s right to appeal to final decision any order of the U.S. Bankruptcy Court for the Southern District of New York, irrevocably and unconditionally submits to the exclusive jurisdiction of such Bankruptcy Court to enforce the terms of this letter agreement.

This letter agreement may be executed in any number of counterparts, each of which, when executed by one of the parties hereto, shall be considered to be an original but all of which together shall constitute one and the same agreement, and may be delivered with facsimile signatures and by electronic delivery of an image file reflecting the execution hereof, and, if so signed and delivered: (a) may be relied on by each Party as if the document were a manually signed original and (b) will be binding on each Party for all purposes.

Each Party hereto represents and warrants that it has the necessary power and authority to make and perform this letter agreement and that the making and performance of this letter agreement has been duly authorized by all necessary corporate actions on its part.

If the foregoing correctly reflects your understanding of our agreement with regard to modification of the Settlement Agreement, kindly so indicate by endorsing and returning the enclosed copy of this letter.

Very truly yours,

AURORA BANK FSB

By:
Name:
Title:

AURORA LOAN SERVICES, LLC.

By:
Name:
Title:

ACCEPTED AND AGREED TO:

LEHMAN BROTHERS HOLDINGS INC.

By:
Name:
Title:

LEHMAN BROTHERS BANCORP INC.

By:
Name:
Title:

LEHMAN COMMERCIAL PAPER INC.

By:
Name:
Title:

LUXEMBOURG RESIDENTIAL PROPERTIES LOAN FINANCE SARL

By:
Name:
Title:

LEHMAN BROTHERS SPECIAL FINANCING INC.

By:
Name:
Title:

745 SPECIAL ASSETS LLC

By:
Name:
Title: